                                                                    Exhibit (16)


                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                     SCHEDULE FOR COMPUTATION OF PERFORMANCE

                                   QUOTATIONS
                                      YIELD

                  For the seven-day period ended July 31, 1992:

                         Last 7 Daily Dividend Factors:

                                 MONEY SHARES

                        Day 1:                 .000065647
                                               ----------
                        Day 2:                 .000065647
                                               ----------
                        Day 3:                 .000065593
                                               ----------
                        Day 4:                 .000065703
                                               ----------
                        Day 5:                 .000065157
                                               ----------
                        Day 6:                 .000064967
                                               ----------
                        Day 7:                 .000065854
                                               ----------

                                               .000458568  = Base Period Return
                                               ==========          (BPR)


Annualized Yield        =     (BPR/1) X 365/7                     2.39%
                                                                  ----
Effective Yield         =     (BPR+1) to the
                              365/7 Power - 1                     2.42%
                                                                  ----

Tax-Equivalent Yield    =     Annualized Yield                    2.73%
                              1-(Combined Federal,                ----
                                New York State and
                                New York City Tax Rate)

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                     SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS
                                      YIELD

                  For the seven-day period ended July 31, 1992:

                         Last 7 Daily Dividend Factors:

                                  DOLLAR SHARES

                        Day 1:                .000058816
                                              ----------
                        Day 2:                .000058817
                                              ----------
                        Day 3:                .000058762
                                              ----------
                        Day 4:                .000058873
                                              ----------
                        Day 5:                .000058326
                                              ----------
                        Day 6:                .000058137
                                              ----------
                        Day 7:                .000059023
                                              ----------

                                              .000410754  = Base Period Return
                                              ==========         (BPR)


Annualized Yield        =     (BPR/1) X 365/7               2.14%
                                                            ----

Effective Yield         =     (BPR+1) to the
                              365/7 Power - 1               2.16%
                                                            ----

Tax-Equivalent Yield    =     Annualized Yield              2.44%
                              1-(Combined Federal,          ----
                                New York State and
                                New York City Tax Rate)

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                     SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS
                                      YIELD

                For the seven-day period ended July 31, 1992:

                        Last 7 Daily Dividend Factors:

                                 PLUS SHARES

                        Day 1:                 .000058816
                                               ----------
                        Day 2:                 .000058817
                                               ----------
                        Day 3:                 .000058762
                                               ----------
                        Day 4:                 .000058873
                                               ----------
                        Day 5:                 .000058326
                                               ----------
                        Day 6:                 .000058137
                                               ----------
                        Day 7:                 .000059023
                                               ----------

                                               .000410754  = Base Period Return
                                               ==========          (BPR)

Annualized Yield        =     (BPR/1) X 365/7                 2.14%
                                                              ----

Effective Yield         =     (BPR+1) to the
                              365/7 Power - 1                 2.16%
                                                              ----

Tax-Equivalent Yield    =     Annualized Yield                2.44%
                              1-(Combined Federal,            ----
                                York State and
                                New York City Tax Rate)